UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): April 9, 2015

                                 T-REX OIL, INC.
                              ---------------------
             (Exact name of Registrant as specified in its charter)


         Colorado                     000-51425                 98-0422451
----------------------------    ----------------------     --------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
   of incorporation)                                        Identification No.)


                  520 Zang St., Suite 250, Broomfield, CO 80021
               --------------------------------------------------
                    (Address of principal executive offices)


                                 (720) 502-4483
        -----------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
--------------------------------------------------------------

T-Rex Oil, Inc. (the "Company") has assumed certain repurchase agreements by and between the shareholders of Western Interior Oil & Gas Corp. ("WIOG") and certain dissenting WIOG shareholders which obligates the Company to pay $1,001,333.75 to those dissenting shareholders, and which repurchase is secured by the pledge of the assets of Western Interior Oil & Gas Corp. as security for the payment of the purchase amounts. The payment of the total amount is due within 6 months. Upon completion of the purchase which represents 17% of the outstanding stock of WIOG, the Registrant will own 100% of the issued and outstanding stock of WIOG

The Amendment to Share Exchange Agreement is attached as Exhibit 10.1.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------

         (d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601of Regulation S-K.

------------------ -------------------------------------------------------------
   EXHIBIT NO.                             DESCRIPTION
------------------ -------------------------------------------------------------
      10.1           Amendment to Share Exchange Agreement dated April 9, 2015
























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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 T-REX OIL, INC.


                                 By:  /s/ Donald Walford
                                 -------------------------------------------
                                 Donald Walford
                                 Chief Executive Officer



Date: April 14, 2015
























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